Fees Summary	Dec. 23, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 10,443,292.00
Previously Paid Amount	0.00
Total Fee Amount	1,442.22
Total Offset Amount	1,442.22
Net Fee	$ 0.00